LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Supplement Dated November 27, 2019 to the Prospectus dated May 1, 2019

This Supplement updates certain information in the Prospectus for the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, revisions to the Prospectus are as follows:

1.	All references to, and information regarding, Dennis S. Ruhl in the Prospectus are deleted in their entirety.

2.	The following replaces the information related to J.P. Morgan Investment Management Inc. (“JPMorgan”) under Portfolio Managers on page 4:

JPMorgan Portfolio Managers	Company Title	Experience with Fund
Jason Alonzo	Managing Director	Since February 2016
Wonseok Choi, Ph.D.	Managing Director	Since November 2019
Akash Gupta, CFA, FRM	Executive Director	Since November 2019
Philip D. Hart, CFA	Managing Director	Since February 2016
Lindsey Houghton	Executive Director	Since November 2019
Lawrence Playford, CPA, CFA	Managing Director	Since September 2012
Jonathan K. L. Simon	Managing Director	Since September 2012
Andrew Stern, CFA	Executive Director	Since November 2019
Jonathan Tse, CFA	Executive Director	Since November 2019

3.	The following replaces the information under Management and Organization – JPMorgan Portfolio Managers on page 10:

Jason Alonzo, Wonseok Choi, Akash Gupta, Philip Hart, Lindsey Houghton, Lawrence Playford, Jonathan Simon, Andrew Stern, and Jonathan Tse are responsible for the day-to-day management of the Fund’s assets allocated to JPMorgan.

Jason Alonzo, Managing Director, is Head of the U.S. Behavioral Finance Large Cap Equity team that is responsible for the Intrepid strategies. He joined JPMorgan in 2000 and has been a member of the portfolio management team since 2003. Mr. Alonzo holds a B.S. in Management/Technology from Rensselaer Polytechnic Institute.

Wonseok Choi, Ph.D., Managing Director, is the head of quantitative research for the U.S. Behavioral Finance Equity Group. An employee since 2006, he is responsible for conducting quantitative research on proprietary models utilized in portfolio management. Mr. Choi holds a Ph.D. in economics from Harvard University and a B.A. in economics from Seoul National University.

Akash Gupta, CFA, FRM, Executive Director, is an analyst in the U.S. Behavioral Finance Small and Mid Cap Equity Group, and has been a member of the team since 2008. Mr. Gupta holds a B.Tech. in electronics & communication (Gold Medalist) from I.I.T. (Indian Institute of Technology) in Roorkee, India and an M.B.A. in analytical finance from the ISB (Indian School of Business) in Hyderabad, India. He is also a Chartered Financial Analyst® (CFA) charterholder and a certified Financial Risk Manager (FRM).

Phillip D. Hart, CFA, Managing Director, is Head of the U.S. Behavioral Finance Small/Mid Cap EquityTeam. He joined JPMorgan in 2003. Mr. Hart holds a B.A. in Economics from Cornell University and is a Chartered Financial Analyst® (CFA) Charterholder.

Lindsey Houghton, Executive Director, is a portfolio manager in the U.S. Behavioral Finance Small and Mid Cap Equity Group. An employee since 2006, Lindsey was previously a senior analyst on the Bear Stearns quantitative equity team. Mr. Houghton graduated from the University of Delaware with a B.S. in business administration with a concentration in finance.

Lawrence Playford, CPA, CFA, Managing Director, is the Chief Investment Officer of the U.S. Equity Value team. He joined JPMorgan in 1993. Mr. Playford holds a B.B.A. in Accounting from the University of Notre Dame and an M.B.A. in Finance from Fordham University. He is a Certified Public Accountant and a Chartered Financial Analyst® (CFA) Charterholder.

Jonathan K. L. Simon, Managing Director, is a portfolio manager of the U.S. Equity Value Team within JPMorgan. He joined the JPMorgan in 1980. Mr. Simon holds a M.A. in Mathematics from Oxford University.

Andrew Stern, CFA, Executive Director, is a research analyst and portfolio manager on the U.S. Behavioral Finance Large Cap Equity Team. Mr. Stern is a generalist analyst whose coverage spans various industries including financials and healthcare. He is also a portfolio manager on the J.P. Morgan Intrepid Sustainable Equity Strategy. An employee since 2008, Mr. Stern has been a research analyst since 2011 and was previously focused on daily implementation for the group. Mr. Stern obtained a B.S. in Applied Mathematics from Columbia University and is a Chartered Financial Analyst® (CFA) charterholder.

Jonathan Tse, CFA, Executive Director, is a member of the quantitative research team for the U.S. Equity Behavioral Finance Strategies. He joined the firm in August 2004 as an analyst in the U.S. Equity Behavioral Finance group. Mr. Tse graduated in May 2004 with a B.S. in computer engineering from Columbia University. He is a Chartered Financial Analyst® (CFA) charterholder.

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Supplement Dated November 27, 2019 to the Statement of Additional Information dated May 1, 2019

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, revisions to the SAI are as follows:

1.	All references to, and information regarding, Dennis S. Ruhl in the SAI are deleted in their entirety.

2.	The following supplements the information under Other Accounts Managed – Portfolio Managers section on page 80:

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in Millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in Millions) of Other Accounts Paying Performance Fees
J.P. Morgan Investment Management Inc. (as of September 30, 2019)
Wonseok Choi, Ph.D.
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Akash Gupta, CFA, FRM
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Lindsey Houghton, CFA
Registered Investment Companies	2	$599,399	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Andrew Stern, CFA
Registered Investment Companies	1	$33,286	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Jonathan Tse, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE